UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2012

Move, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

910 East Hamilton Avenue
Campbell, California 95008
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (408) 558-3700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events.

SIGNATURE

Item 8.01 Other Events.

On April 6, 2012, consistent with the “Agreement, Waiver & Consent” defined and reported by the Company in its Current Report on Form 8-K filed on March 26, 2012 (the “Report”), the Company consummated the redemption from Elevation Partners, L.P. and Elevation Side Fund, LLC (together, “Elevation”) of all remaining outstanding shares (49,044.05 shares) of the Company’s Series B Preferred stock, at a total redemption price of $49,044,050. Subsequent to and consistent with such consummation, and as previously reported by the Company in the Report, the Company received the resignation of Fred D. Anderson, who had been Elevation’s representative on the Company’s Board of Directors, effective April 6, 2012.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: April 11, 2012

	By:	/s/ James S. Caulfield
James S. Caulfield

Executive Vice President, General Counsel and Secretary